UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 2, 2009
ENTERPRISE GP HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32610	13-4297064
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 Louisiana, 10th Floor
Houston, Texas 77002
(Address of Principal Executive Offices, including Zip Code)
(713) 381-6500
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          (e) EPCO, Inc. (“EPCO”) formed EPE Unit L.P. (“EPE Unit I”), EPE Unit II, L.P. (“EPE Unit II”), EPE Unit III, L.P. (“EPE Unit III”), Enterprise Unit L.P. (“Enterprise Unit”) and EPCO Unit L.P. (“EPCO Unit” and together with EPE Unit I, EPE Unit II, EPE Unit III and Enterprise Unit, the “Employee Partnerships”) to serve as long-term incentive arrangements for certain employees of EPCO by providing “profit interests” in (i) the underlying limited partnership units (the “EPE Units”) of Enterprise GP Holdings L.P. (“EPE”) and/or (ii) the underlying limited partnership units (the “EPD Units” and together with the EPE Units, the “MLP Units”) of Enterprise Products Partners L.P. (“EPD” and together with EPE, the “MLPs”). On December 2, 2009, each of the Employee Partnerships entered into an amendment to agreement of limited partnership (each referred to herein as an “Amendment”). The Amendment for each of the Employee Partnerships provides that the expected liquidation date for such Employee Partnership has been extended to the date that falls on the second trading day immediately following the first date as of which the distributions with respect to all outstanding MLP Units held by such Employee Partnership relating to the fourth quarter of fiscal year 2015 have been paid in full by the relevant MLP(s).
          Copies of the Amendment for each of EPE Unit I, EPE Unit II, EPE Unit III, Enterprise Unit and EPCO Unit are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K, and each is incorporated by reference into this Item 5.02.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1*	Third Amendment to Agreement of Limited Partnership of EPE Unit L.P. dated December 2, 2009.

10.2*	Third Amendment to Agreement of Limited Partnership of EPE Unit II L.P. dated December 2, 2009.

10.3*	Third Amendment to Agreement of Limited Partnership of EPE Unit III L.P. dated December 2, 2009.

10.4*	First Amendment to Agreement of Limited Partnership of Enterprise Unit L.P. dated December 2, 2009.

10.5*	First Amendment to Agreement of Limited Partnership of EPCO Unit L.P. dated December 2, 2009.

*	Filed herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.
	By:	EPE HOLDINGS, LLC,
its General Partner

Date: December 8, 2009	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of EPE Holdings, LLC

Exhibit Index

Exhibit No.	Description
10.1*	Third Amendment to Agreement of Limited Partnership of EPE Unit L.P. dated December 2, 2009.

10.2*	Third Amendment to Agreement of Limited Partnership of EPE Unit II L.P. dated December 2, 2009.

10.3*	Third Amendment to Agreement of Limited Partnership of EPE Unit III L.P. dated December 2, 2009.

10.4*	First Amendment to Agreement of Limited Partnership of Enterprise Unit L.P. dated December 2, 2009.

10.5*	First Amendment to Agreement of Limited Partnership of EPCO Unit L.P. dated December 2, 2009.

*	Filed herewith.